UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2007
                                                           -------------

                               OC Financial, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

        Maryland                         000-51209               20-2111183
-----------------------------      ----------------------     -----------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


6033 Perimeter Drive, Dublin, Ohio                               43017
----------------------------------                               -----
 (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (800) 678-6228
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 23, 2007, OC Financial, Inc. (the "Company"), the holding company for Ohio Central Savings (the "Bank") issued a press release that its Board of Directors on July 20, 2007, appointed Diane M. Gregg as President and Chief Executive Officer of both the Company and the Bank. Robert W. Hughes, who served as the Bank's President and Chief Executive Officer since 1989, has resigned, effective August 10, 2007, from both the Company and the Bank. He will remain the Chairman of the Board of both the Company and the Bank. A copy of the press release is filed as Exhibit 99.1 to this report.

     Ms. Gregg, age 40, joined the Bank as Vice President and Chief Operating Officer in 1989 when the Bank was still a credit union. She was first elected to the Board of Directors in 2004. There are no transactions between the Company and Ms. Gregg that are required to be disclosed pursuant to Item 404(a) of SEC Regulation S-B. The terms of the employment agreement entered into between Ms. Gregg and the Bank in 2005 remain in effect and unchanged as a result of Ms. Gregg's promotion.


Item 9.01. Financial Statements and Exhibits.

       (a) Financial Statements of Businesses Acquired: None

       (b) Pro Forma Financial Information: None

       (c) Shell Company Transactions: None

       (d) Exhibits:

           Exhibit 99.1: Press Release dated July 23, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      OC FINANCIAL, INC.



DATE: July 23, 2007                y: /s/ Danny E. Hosler
                                      ----------------------------------
                                      Danny E. Hosler
                                      Vice President and Chief Financial Officer